UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 10, 2019

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
On July 10, 2019, HomeStreet, Inc. (the “Company”) entered into a share purchase agreement (the “Share Purchase Agreement”) by and among the Company, on the one hand, and Blue Lion Opportunity Master Fund, L.P., Roaring Blue Lion Capital Management, L.P., Roaring Blue Lion, LLC, BLOF II LP, Charles W. Griege, Jr. and Ronald K. Tanemura (the foregoing, collectively with each of their respective affiliates, the “Investor Group”), on the other hand.
Under the Share Purchase Agreement, the Company has agreed to purchase all of the Investor Group's 1,692,401 shares of the Company's issued and outstanding common stock for a purchase price of $31.16 per share.
The Investor Group has agreed to abide by certain standstill provisions for three years from the date of the Share Purchase Agreement. The Company and the Investor Group have also agreed to other customary provisions, including a mutual non-disparagement clause, releases of claims and covenants not to sue during the term of the Share Purchase Agreement. The parties have also given customary representations and warranties.
The foregoing summary of the Share Purchase Agreement and the transaction contemplated thereby is qualified in its entirety by reference to the complete text of the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference in its entirety into this Item 1.01.

Item 8.01	Other Events.
On July 11, 2019, the Company issued a press release announcing the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 8.01.
In addition, due to the size of the share repurchase pursuant to the Share Purchase Agreement, the Company has terminated its share repurchase program that was announced in a Current Report on Form 8-K on April 4, 2019.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit 10.1
Share Purchase Agreement, dated as of July 10, 2019, by and among HomeStreet, Inc., Blue Lion Opportunity Master Fund, L.P., Roaring Blue Lion Capital Management, L.P., Roaring Blue Lion, LLC, BLOF II LP, Charles W. Griege, Jr. and Ronald K. Tanemura

Exhibit 99.1	Press Release dated July 11, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2019

HomeStreet, Inc.

By:	/s/ Mark K. Mason
Mark K. Mason
Chairman, President & CEO